October 2022 Exhibit 99.1

Forward Looking Statements This presentation contains forward-looking statements that are intended to be covered by the safe harbor for such statements provided by the Private Securities Litigation Reform Act of 1995. These statements are based on the current beliefs and expectations of the management of CVB Financial Corp. and Citizens Business Bank (collectively, the “Company”) and are subject to significant risks and uncertainties that could cause actual results or performance to differ materially from those projected. You should not place undue reliance on these statements. Factors that could cause the Company’s actual results to differ materially from those described in the forward-looking statements include, among others, changes in the U.S. economy or local, regional and global business, economic and political conditions; the impacts of the ongoing COVID-19 pandemic; changes in laws or the regulatory environment, including trade, monetary and fiscal policies and laws; inflation or deflation, interest rate, market and monetary fluctuations; the effect of acquisitions we have made or may make; changes in the competitive environment, including technological changes; cybersecurity and fraud threats; changes in the commercial and residential real estate markets; changes in customer preferences, borrowing and savings habits; geopolitical conditions, threats of terrorism or military action, catastrophic events or natural disasters such as earthquakes, drought, pandemics, climate change and extreme weather; and unanticipated legal or regulatory proceedings. These factors also include those contained in the Company’s filings with the Securities and Exchange Commission, including the “Risk Factors” section of the Company’s Annual Report on Form 10-K for the year ended December 31, 2021. When considering these forward-looking statements, you should keep in mind these risks and uncertainties, as well as any cautionary statements that the Company or its management may make from time to time. These forward-looking statements speak solely as of the date they are made and are based only on information then actually known to the Company’s executives who are making the associated statements. The Company does not undertake to update any forward-looking statements except as required by law. Non-GAAP Financial Measures—Certain financial information provided in this presentation has not been prepared in accordance with U.S. generally accepted accounting principles (“GAAP”) and is presented on a non-GAAP basis. Investors and analysts should refer to the reconciliations included in this presentation and should consider the Company’s non-GAAP measures in addition to, not as a substitute for or as superior to, measures prepared in accordance with GAAP. These measures may or may not be comparable to similarly titled measures used by other companies.

Total Assets: $16.3 Billion Gross Loans: $ 8.8 Billion Total Deposits (Including Repos):$14.3 Billion Total Equity: $ 1.9 Billion CVB Financial Corp. (CVBF) Largest financial institution headquartered in the Inland Empire region of Southern California. Founded in 1974.

As of 10/14/2022 CVB Financial Corp. is the holding company for Citizens Business Bank SNL Financial ranking of largest bank holding companies in CA, as of 12/31/2021 Bank Accomplishments & Ratings 182 Consecutive Quarters of Profitability 132 Consecutive Quarters of Cash Dividends Ranked #4 Forbes, 2022 Best Banks in America (January 2022) Ranked #1 Forbes, 2021 Best Banks in America (January 2021) Ranked #1 Forbes, 2020 Best Banks in America (January 2020) Ranked #4 Forbes, 2019 Best Banks in America (January 2019) Ranked #2 Forbes, 2017 Best Banks in America (January 2017) Ranked #1 Forbes, 2016 Best Banks in America (January 2016) BauerFinancial Report Five Star Superior Rating 54 Consecutive Quarters Fitch Rating BBB+ (April 2022) One of the 10 largest bank holding companies in CA

63 Business Financial Centers 4 CitizensTrust Locations Corporate Office Business Financial Centers CitizensTrust

Our Vision Citizens Business Bank will strive to become the premier financial services company operating throughout the state of California, servicing the comprehensive financial needs of successful small to medium sized businesses and their owners.

Target Customer The best privately-held and/or family-owned businesses throughout California Annual revenues of $1-300 million Top 25% in their respective industry Full relationship banking Build long-term relationships

Three Areas of Growth De Novo San Diego (2014) Oxnard (2015) Santa Barbara (2015) San Diego (2017) Stockton (2018) Modesto (2020) Acquisitions American Security Bank (2014) County Commerce Bank (2016) Valley Business Bank (2017) Community Bank (2018) Suncrest Bank (2022)

Acquisition Strategy Target size: $1 billion to $10 billion in assets Financial & Strategic In-market and/or adjacent geographic market (California) Banks: Banking Teams: In-market New markets

Q3 2022 Financial Highlights Profitability ROATCE = 21.34% ROAA = 1.52% NIM = 3.46% Efficiency Ratio = 36.59% Income Statement Q3 Net Income = $64.6 million $2.0 million provision for credit losses Q3 Diluted EPS =$0.46 Balance Sheet Growth QTR/QTR Core loan growth of $131.5 million ~ 6% annualized Average noninterest bearing deposit growth of $86.9 million ~ 1% Loans-to-deposits 63.25% Unrealized loss increase of $136.7 million Asset Quality Q3 Net recoveries = $379K NPA/TA = 0.06% (NPA = $10.1 million) Classified loans = $64 million or 0.73% of total loans ACL = $82.6 million or 130% of classified loans Capital CET1 Ratio = 13.5% Total Risk-Based Ratio = 14.3% Tangible Common Equity Ratio = 7.0%

Selected Ratios 2019 2020 2021 Q3’21 Q2’22 Q3’22 ROATCE 17.56% 14.25% 15.93% 14.62% 18.67% 21.34% NIM 4.36% 3.59% 2.97% 2.89% 3.16% 3.46% Cost of Funds 0.24% 0.13% 0.05% 0.04% 0.04% 0.05% Efficiency Ratio 40.16% 41.40% 41.09% 42.27% 37.24% 36.59% NIE % Avg. Assets 1.76% 1.49% 1.24% 1.22% 1.20% 1.25% NPA % Total Assets 0.09% 0.12% 0.04% 0.05% 0.08% 0.06% Net Charge-Offs (Recoveries) to Avg. Loans 0.00% 0.00% 0.04% 0.00% (0.01%) (0.00%) CET1 Ratio 14.8% 14.8% 14.9% 14.9% 13.4% 13.5% Total Risk-Based Capital Ratio 16.0% 16.2% 15.6% 15.7% 14.2% 14.3% Performance Credit Quality Capital

Pretax-Pre Provision Income PTPP income (Non -GAAP*) PTPP ROAA (Non-GAAP*) * We use certain non-GAAP financial measures to provide supplemental information regarding our performance. ($ in Millions)

Quality Loan Growth Balances as of period-end ($ in Millions) 6% Annualized Core Loan Growth* 7% Core Loan Growth* * Excluding Suncrest and PPP loans.

Line Utilization Trends Total D&L C&I

Credit Quality (1)

Asset Sensitive Balance Sheet 43% of earning assets combined between Federal Reserve balance and investment portfolio > 60% of Banks funding from Noninterest-bearing deposits CVBF’s Cost of Funds increased from 9bps to 17bps from 2014 to end of 2018, compared to a 300bps increase in Fed Funds Rate

Net Interest Income and NIM ($ in Millions)

Earning Assets ($ in Millions) Average Earning Assets Yields

Cost of Deposits Cost of Funds = 5 bps * Source: S&P Capital IQ. Regulated depositories with assets $2 - $35 billion in CA, AZ, HI, NV, OR & WA.

2022 Share Repurchase Program ASR $70 million (2,994K shares retired) 10b5-1 Stock Repurchases (1,915K shares) 232K shares repurchased in Q3 Repurchase Program up to 10 Million Shares YTD 2022 – 4.9 million shares repurchased Impact of Suncrest Acquisition and Share Repurchase Program on CVBF Common Stock

Dividends – 132 Consecutive Quarters 132 Consecutive Quarters More than 30 years of cash dividends since 1989 * Dividend payout ratio calculated on per share basis.

Strong Capital Ratios $829MM $713MM $548MM $419MM * Source: S&P Capital IQ. Regulated depositories with assets $2 - $35 billion in CA, AZ, HI, NV, OR & WA.

Q3 2022 Allowance by Portfolio CECL Update Highlights Provision for credit loss of $2M in Q3 2022 Lifetime historical loss models - Macroeconomic variables include GDP, Unemployment Rate, & CRE price index Weighting of multiple forecasts Allowance for Credit Losses – by Loan Type ($ in Millions) 6/30/2022 9/30/2022 Variance Segmentation ACL Balance % of Loans ACL Balance % of Loans ACL Balance % of Loans C&I $7.2 0.8% $7.1 0.7% $ (0.1) -0.1% SBA $2.6 0.9% $2.8 0.9% $0.2 0.0% Real estate:   Commercial RE $61.5 0.9% $64.9 1.0% $3.4 0.1% Construction $1.1 1.8% $1.7 2.3% $0.6 0.5% SFR Mortgage $0.2 0.1% $0.4 0.1% $0.2 0.0% Dairy & livestock $6.8 2.5% $5.0 1.5% $(1.8) -1.0% Municipal lease $0.2 0.3% $0.2 0.3% $0.0 0.0% Consumer and other $0.6 0.7% $0.5 0.6% $(0.1) -0.1% Sub Total (Excluding PPP) $80.2 0.9% $82.6 0.9% $2.4 0.0%   PPP $0.0 0.0% $0.0 0.0% $0.0 0.0% Total $80.2 0.9% $82.6 0.9% $2.4 0.0% Key Economic Assumptions – Weighted Forecast FY’23 FY’24 FY’25 GDP % Change 0.4% 1.6% 2.5% Unempl. Rate 5.0% 5.3% 5.1%

Loans by Type CRE $6.69B C&I $0.95B Other $1.14B

(000s) # of Center Locations (9/30/22) Average Loans per Location Total Loans (9/30/22) % Los Angeles County 21 $157,722 $ 3,312,170 37.8% Central Valley and Sacramento 15 138,848 2,082,727 23.7% Orange County 10 105,513 1,055,129 12.0% Inland Empire (Riverside & San Bernardino Counties) 10 101,673 1,016,727 11.6% Central Coast 5 93,798 468,992 5.4% San Diego 2 163,420 326,839 3.7% Other California 167,264 1.9% Out of State 344,288 3.9% Total 63 $139,272 $ 8,774,136 100.0% Loans by Region

Owner/Non-Owner Occupied Commercial Real Estate Loans Collateral Type

CRE by Collateral Origination Year Collateral Type Balance ($ in Millions) % of Owner Occupied LTV at Origination Avg. Size ($ in Thousands) 2022 2021 2020 2019 2018 2017 2016 or earlier Industrial $ 2,210 49% 51% $ 1,555 16% 21% 13% 8% 8% 10% 24% Office 1,109 23% 55% 1,653 15% 16% 19% 10% 7% 8% 25% Retail 953 10% 48% 1,640 17% 19% 14% 8% 9% 8% 25% Multi-Family 768 1% 50% 1,493 17% 20% 21% 12% 10% 3% 17% Other 733 49% 48% 1,380 17% 20% 9% 11% 10% 8% 25% Farmland 486 99% 45% 1,394 14% 18% 24% 12% 7% 8% 17% Medical 344 35% 59% 1,564 11% 16% 13% 7% 9% 8% 36% Hospitality 82 28% 43% 2,919 0% 8% 12% 19% 14% 12% 35% Total $ 6,685 36% 51% $ 1,550 16% 19% 15% 10% 8% 8% 24%

C&I by Industry Industry Balance ($ in Millions) % of C&I Total Real Estate Rental and Leasing $ 207 22% Manufacturing 160 17% Wholesale Trade 100 10% Construction 84 9% Health Care and Social Assistance 52 5% Arts, Entertainment, and Recreation 49 5% Professional, Scientific, and Technical Services 43 5% Retail Trade 43 5% Transportation and Warehousing 34 3% Other 180 19% Total $ 952 100%

Loan Interest Income ($ in Millions)

Relationship-Centered Deposit Base At September 30, 2022

Deposits by Region (000s) # of Center Locations (9/30/22) Total Deposits (6/30/22) Total Deposits (9/30/22) Average Deposits per Center (9/30/22) Los Angeles County 21 $ 5,572,164 $5,546,882 $264,137 Inland Empire (Riverside & San Bernardino Counties) 10 3,873,394 3,837,972 383,797 Orange County 10 1,939,413 1,889,755 188,975 Central Valley and Sacramento 15 2,656,368 2,522,079 168,139 Central Coast 5 446,680 453,556 90,711 San Diego 2 86,660 89,820 44,910 Other 369 180 Total 63 $ 14,575,048 $14,340,243 $227,623 *Includes Customer Repurchase Agreements. Average Cost of Deposits* (Annualized) 0.04% 0.05%

Relationship Banking Model Relationship Manager (Bank) Real Estate International Services Treasury Management Specialty Banking Construction Lending CitizensTrust/ Wealth Management Bankcard/ Processing SBA Citizens Home Lending Marketing Citizens Equipment Financing Government Services Customer Credit Management Division Dairy & Livestock Agribusiness Asset Based Lending

Digital and Technology Solutions Leveraging technology, digital transformation and data to better serve our clients and associates Recently Completed Powerful personal and business online banking and mobile apps with Remote Deposit Personal financial management integration Same-day ACH, Personal External Transfers Intuitive, customizable, and targeted customer Online Banking training Zelle® person-to-person payments Digital solutions for online, contactless, and mobility payments and notification alerts Intelligent asset management tools for marketing distribution and business intelligence usage Enhanced Debit Card management and client controls Secure file transfer platform for payments Enhanced self-service Online Banking functionality Ongoing Technology Solutions Online Banking enhanced reporting and third party Fin Tech developer integrations Third-party accounting payment platform integrations Integrated Receivables and Payables Advanced merchant payment technology, integration, and intuitive client decision portal Robotic Process Automation driving efficiencies and customer service Enhanced Data Management reporting driving sales opportunities and efficiencies with customer 360 reporting Commercial loan workflow integration Treasury Management on boarding solutions Online Sales enablement tools

Appendix Non-GAAP Reconciliation

Reconciliation of Return on Average Tangible Common Equity (Non-GAAP) The return on average tangible common equity is a non-GAAP disclosure. We use certain non-GAAP financial measures to provide supplemental information regarding our performance. We believe that presenting the return on average tangible common equity provides additional clarity to the users of our financial statements.

Reconciliation of PTPP Return on Average Assets (Non-GAAP) The Pretax-pre provision income (“PTPP”) return on average assets is a non-GAAP disclosure. We use certain non-GAAP financial measures to provide supplemental information regarding our performance. We believe that presenting the return on average tangible common equity provides additional clarity to the users of our financial statements.

Copy of presentation at www.cbbank.com